UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 4, 2024, Passage Bio, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On March 1, 2024 (the “Effective Date”), Kathleen Borthwick, the Company’s current Senior Vice President and Interim Chief Financial Officer was appointed to serve as Chief Financial Officer. In this role, Ms. Borthwick will continue to serve as the Company’s Principal Financial Officer and Principal Accounting Officer.

Ms. Borthwick, age 48, has served as the Company’s Senior Vice President and Chief Financial Officer since the Effective Date. From July 2023 to February 2024, Ms. Borthwick served as our Senior Vice President and Interim Chief Financial Officer. Prior to that, from November 2021 to July 2023, Ms. Borthwick served as our Vice President of Finance. From June 1997 to October 2021, Ms. Borthwick served in various leadership roles of increasing responsibility at Johnson & Johnson. During her tenure at Johnson & Johnson, she worked in Finance in support of Research & Development, Manufacturing, Business Development, Treasury and commercial operations for global Pharmaceutical and Medical Technology business segments. Ms. Borthwick earned her B.S. in Economics with concentrations in Accounting and Health Care Management at the Wharton School of University of Pennsylvania, and her M.B.A. from the Tuck School of Business at Dartmouth College.

Pursuant to her employment agreement, Ms. Borthwick will (i) receive an annual base salary of $422,240 and (ii) be eligible to receive a cash bonus of up to 40% of her annual base salary, subject to the achievement of certain performance criteria. Ms. Borthwick will also receive a stock option to purchase 227,000 shares of common stock at an exercise price equal to the closing sale price of the common stock on the date of grant, as reported by the Nasdaq Global Select Market, which will vest as to 1/48th of the shares on the date that is one month following the Effective Date and 1/48th of the shares monthly thereafter until fully vested, subject to her continued service to the Company.

Additionally, pursuant to Ms. Borthwick’s employment agreement (the “Borthwick Employment Agreement”), if she is terminated without “cause” or resigns for “good reason” (as such terms are defined in her employment agreement), and subject to her execution and non-revocation of a release of claims, she will be entitled to (i) a lump-sum payment equal to nine months of her base salary if such termination occurs within the first year after the Effective Date or 12 months of her base salary if such termination occurs thereafter, and (ii) a taxable lump-sum payment equal to 12 months of COBRA premiums she would be required to pay to maintain group healthcare coverage as in effect on the date of termination. In the event that a successor company does not assume or substitute the equity awards held by Ms. Borthwick in connection with a “change in control”, or if she is terminated without “cause” or resigns for “good reason” within two months prior to, or 12 months following, a “change in control” (as such terms are defined in her respective employment agreement), then, in addition to the severance noted above, she will receive 100% of her then current target bonus, payable in a lump sum and her then outstanding unvested options and other equity awards will become fully vested and exercisable, as applicable, and any forfeiture restrictions thereon will lapse. Unless otherwise set forth in an applicable grant agreement, any performance conditions applicable to such equity awards will be deemed achieved at the greater of target or actual performance.

Ms. Borthwick is also party to the Company’s standard form of indemnification agreement. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 3, 2020 and incorporated by reference herein.

There are no arrangements or understandings between Ms. Borthwick and any other persons, pursuant to which she was appointed as Chief Financial Officer. There are also no family relationships between Ms. Borthwick and any director or executive officer of the Company, nor does Ms. Borthwick have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On March 4, 2024, the Company updated its corporate presentation. A copy of the corporate presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.2 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the accompanying Exhibit 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by Passage Bio, Inc. regarding its financial results for the year ended December 31, 2023, dated March 4, 2024.
99.2	Corporate Presentation.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: March 4, 2024	By:	/s/ Kathleen Borthwick
Kathleen Borthwick
Chief Financial Officer

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